Exhibit 99.1 - Pool Data Reprot

CIT Equipment Collateral 2004-VT1
Composition of Contract Pool
at December 31, 2005

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

44,334	280,419,343	51.53 months	22.41 months	$6,325
				($0 to $1,148,919.53)

Type of Contract
at December 31, 2005

Type of Contract	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

True Leases	24,593	55.47%	200,881,545	71.64%
Finance Leases	19,741	44.53	79,537,798	28.36

Total	44,334	100.00%	280,419,343	100.00%

CIT Equipment Collateral 2004-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2005

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	453	1.02%	1,725,386	0.62%
Alaska	86	0.19	194,099	0.07
Arizona	664	1.50	5,379,504	1.92
Arkansas	257	0.58	1,288,813	0.46
California	5,171	11.66	28,402,087	10.13
Colorado	1,156	2.61	4,079,558	1.45
Connecticut	735	1.66	5,513,216	1.97
Delaware	148	0.33	932,781	0.33
District of Columbia	212	0.48	1,099,924	0.39
Florida	3,689	8.32	25,775,934	9.19
Georgia	1,405	3.17	8,051,154	2.87
Hawaii	110	0.25	685,092	0.24
Idaho	105	0.24	326,209	0.12
Illinois	1,274	2.87	10,793,071	3.85
Indiana	557	1.26	3,461,367	1.23
Iowa	247	0.56	1,578,791	0.56
Kansas	240	0.54	1,712,731	0.61
Kentucky	315	0.71	1,160,703	0.41
Louisiana	455	1.03	1,525,128	0.54
Maine	73	0.16	95,839	0.03
Maryland	835	1.88	4,638,296	1.65
Massachusetts	1,567	3.53	9,976,432	3.56
Michigan	1,726	3.89	12,228,783	4.36
Minnesota	661	1.49	4,724,720	1.68
Mississippi	188	0.42	568,553	0.20
Missouri	599	1.35	2,524,787	0.90
Montana	80	0.18	107,355	0.04
Nebraska	124	0.28	649,603	0.23
Nevada	219	0.49	1,035,959	0.37
New Hampshire	212	0.48	698,206	0.25
New Jersey	2,907	6.56	27,361,563	9.76
New Mexico	180	0.41	452,372	0.16
New York	4,410	9.95	36,177,296	12.90
North Carolina	1,031	2.33	3,907,910	1.39
North Dakota	86	0.19	176,187	0.06
Ohio	1,166	2.63	5,714,366	2.04
Oklahoma	337	0.76	1,692,143	0.60
Oregon	509	1.15	2,575,015	0.92
Pennsylvania	2,189	4.94	14,822,306	5.29
Rhode Island	137	0.31	757,766	0.27
South Carolina	460	1.04	1,992,686	0.71
South Dakota	83	0.19	359,082	0.13
Tennessee	891	2.01	5,197,681	1.85
Texas	3,354	7.57	20,441,918	7.29
Utah	204	0.46	912,251	0.33
Vermont	104	0.23	324,118	0.12
Virginia	1,067	2.41	5,204,328	1.86
Washington	879	1.98	6,147,295	2.19
West Virginia	159	0.36	730,529	0.26
Wisconsin	577	1.30	4,442,987	1.58
Wyoming	41	0.09	95,469	0.03%

Total	44,334	100.00%	280,419,343	100.00

CIT Equipment Collateral 2004-VT1
Payment Status
at December 31, 2005

Days Delinquent	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Current, including 1 to 30 day delinquent contracts	42,018	94.78%	269,352,433	96.05%
31-60 days delinquent	1,157	2.61	6,296,012	2.25
61-90 days delinquent	482	1.09	2,533,923	0.90
91-120 days delinquent	312	0.70	1,219,276	0.43
Over 120 days delinquent	365	0.82	1,017,699	0.36

Total	44,334	100.00%	280,419,343	100.00%

Equipment Type
at December 31, 2005

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Computers	29,032	65.48%	81,525,475	29.07%
Telecommunciations	7,146	16.12	115,864,087	41.32
General Office Equipment/Copiers	5,934	13.38	69,631,038	24.83
Software	57	0.13	1,355,055	0.48
Automotive	1,739	3.92	9,014,927	3.21
Other (1)	426	0.96	3,028,762	1.08

Total	44,334	100.00%	280,419,343	100.00%

(1) Includes $255,709 as the largest and $7,110 as the average Required Payoff Amount

CIT Equipment Collateral 2004-VT1
Required Payoff Amount
at December 31, 2005

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.01 - 5,000.00	33,728	76.08%	50,731,189	18.09%
5,000.01 - 10,000.00	5,303	11.96	36,992,874	13.19
10,000.01 - 15,000.00	1,908	4.30	23,218,180	8.28
15,000.01 - 25,000.00	1,493	3.37	28,278,000	10.08
25,000.01 - 50,000.00	1,082	2.44	37,320,464	13.31
50,000.01 - 100,000.00	499	1.13	34,137,745	12.17
100,000.01 - 150,000.00	133	0.30	16,025,694	5.71
150,000.01 - 250,000.00	113	0.25	21,328,775	7.61
250,000.01 - 500,000.00	57	0.13	19,157,306	6.83
500,000.01 - 1,000,000.00	15	0.03	9,909,235	3.53
1,000,000.01 - $1,148,919.53	3	0.01	3,319,880	1.18

Total	44,334	100.00%	$280,419,343	100.00%

Remaining Term
at December 31, 2005

Remaining Terms of Contracts	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

(months)

0- 12	27,160	61.26%	84,856,969	30.26%
13- 24	7,325	16.52	42,731,440	15.24
25- 36	9,448	21.31	144,245,919	51.44
37- 48	397	0.90	8,266,554	2.95
49- 60	4	0.01	318,461	0.11

Total	44,334	100.00%	$280,419,343	100.00%

CIT Equipment Collateral 2004-VT1
Types of Obligor
at December 31, 2005

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Services Organizations (1)	19,142	43.18%	127,696,781	45.54%
Manufacturing	5,188	11.70	43,179,583	15.40
Financial Services Institutions	4,465	10.07	30,620,100	10.92
Retail Trade	3,356	7.57	14,020,928	5.00
Wholesale Trade	2,973	6.71	18,555,096	6.62
Medical / Healthcare Organizations	2,507	5.65	19,147,581	6.83
Construction	1,880	4.24	5,562,787	1.98
Other (2)	1,873	4.22	2,001,207	0.71
Transportation	972	2.19	6,539,930	2.33
Resources & Agriculture	598	1.35	1,718,665	0.61
Communications & Utilities	579	1.31	4,763,824	1.70
Printing & Publishing	578	1.30	4,659,689	1.66
Government	223	0.50	1953171.68	0.70%

Total	44,334	100.00%	280,419,343	100.00

(1) Primarily: Engineering, Accounting and Research (18.61%); Business Services (15.80%); Miscellaneous Service Organizations (15.83%); Membership Organization (10.89%); Legal Services (9.66%); and Automotive Svcs (8.53%).
(2) Includes $124,475 as the largest required payoff amount relating to a single obligor.

          As shown in the table above, the servicer’s records lists 0.71% of the total required payoff amount in the category of “Other” types of obligor. The servicer notes that the collateral securing approximately 0.60% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining “Other” obligor category represents approximately 0.11% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

Obligors (including contracts securing vendor loans)	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Top 5 Obligors	305	0.69%	$12,923,128	4.61%

           The Top 5 obligors conduct business in the Services (2.81%), Manufacturing industries (1.16%) and Financial Services Institutions (0.63%).

CIT Equipment Collateral 2004-VT1
Scheduled Payments from the Contracts
at December 31, 2005

Collection Period	Scheduled Cashflows	Collection Period	Scheduled Cashflows

Positive Rent Due	4,772,491.88

January-2006	16,958,683.18	July-2008	2,943,851.71
February-2006	19,192,680.68	August-2008	2,425,170.69
March-2006	18,629,282.97	September-2008	1,903,349.86
April-2006	19,086,255.94	October-2008	1,385,143.54
May-2006	16,586,005.84	November-2008	929,002.50
June-2006	15,271,851.08	December-2008	491,569.96
July-2006	14,243,904.24	January-2009	238,159.80
August-2006	12,717,878.67	February-2009	63,458.36
September-2006	11,320,730.39	March-2009	31,529.57
October-2006	9,996,440.89	April-2009	25,075.26
November-2006	8,671,587.43	May-2009	22,151.91
December-2006	7,853,088.70	June-2009	21,323.66
January-2007	7,545,190.16	July-2009	15,775.11
February-2007	7,275,535.83	August-2009	14,092.16
March-2007	7,025,248.43	September-2009	14,093.16
April-2007	6,794,540.65	October-2009	6,681.61
May-2007	6,552,125.49	November-2009	6,681.61
June-2007	6,386,740.16	December-2009	6,319.87
July-2007	6,295,362.24	January-2010	6,320.87
August-2007	5,988,654.49	February-2010	6,280.51
September-2007	5,825,987.14	March-2010	6,280.51
October-2007	5,649,959.36	April-2010	6,281.51
November-2007	5,402,041.73	May-2010	1,926.63
December-2007	5,218,009.79	June-2010	1,926.63
January-2008	5,105,538.40	July-2010	1,926.63
February-2008	4,961,620.33	August-2010	1,926.63
March-2008	4,810,743.45	September-2010	1,926.63
April-2008	4,354,711.97	October-2010	754.93
May-2008	3,812,553.76	November-2010	754.93
June-2008	3,390,598.51	December-2010	755.93